Income Taxes	10 Months Ended
Oct. 31, 2013
Income Taxes [Abstract]
Income Taxes
Note 7 - Income Taxes

The reconciliation of our income tax provision at the statutory rate to the reported income tax expense is as follows:

	Ten months ended October 31, 2013	Year ended December 31, 2012
Tax expense at US statutory federal rate	27,000	753,000

Use of net operating loss carryforward	(132,000)	-
Temporary difference in valuation of stock received for consulting services	-	(1,103,000)
Change in valuation allowance	105,000	350,000
Reported income tax expense	-	-

Our deferred income taxes reflect the net tax effects of operating loss and tax credit carry forwards and temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible.

Components of deferred tax assets as of October 31, 2013 and December 31, 2012 are as follows:

	October 31, 2013	December 31, 2012
Net operating loss carry-forward	284,000	673,000
Valuation allowance for deferred tax assets	(284,000)	(673,000)
	$—	$—

The valuation allowance is evaluated at the end of each year, considering positive and negative evidence about whether the deferred tax asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax assets is no longer impaired and the allowance is no longer required.

We have no positions for which it is reasonable that the total amounts of unrecognized tax benefits at October 31, 2013 will significantly increase or decrease within 12 months.

Generally, our income tax years 2010 through 2013 remain open and subject to examination by Federal tax authorities or the tax authorities in Texas which are the jurisdictions where we have our principal operations. No material amounts of the unrecognized income tax benefits have been identified to date that would impact our effective income tax rate.

As of October 31, 2013, we had approximately $284,000 of U.S. federal and state net operating loss carry-forward ("NOLs") available to offset future taxable income, which begins expiring in 2025, if not utilized. Future tax benefits that may arise as a result of these losses have not been recognized in these financial statements.  The deferred tax asset generated by the loss carry-forward has been fully reserved due to the uncertainty we will be able to realize the benefit from it.

Our ability to use our NOLs would be limited if it was determined that we underwent an "ownership change" under Section 382 ("Section 382") of the Internal Revenue Code. Based upon the information available to us, along with our evaluation of various scenarios, we believe that our acquisition by Hydrocarb Energy Corporation in December 2013 may cause us to experience an "ownership change".